Mineral Titles Online Viewer

Tenure Detail

Tenure Number ID	**507563** **View Tenure**
Termination Type	
Title Type	MCX
Tenure Sub Type	C
Tenure Type	M
Mining Division	
Good To Date	2006/FEB/20
Issue Date	2005/FEB/20
Termination Comments	
Termination Date	
Tag Number	
Claim Name	JC3
Old Tenure Code	
Area In Hectares	525.616

Map Numbers:

082F

Owners:

139879 TERRY GORDON COOK 100.0%

Agents:

139879 TERRY GORDON COOK CEXT (4018821)

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